Filed Pursuant to Rule 424(b)(3)
SEC File #333-237643

Prospectus Supplement
Dated May 16, 2023 (to Prospectus dated April 30, 2021)

1st FRANKLIN FINANCIAL CORPORATION

This Prospectus Supplement is part of, and should be read in conjunction with, the Prospectus dated April 30, 2021.

This Prospectus Supplement includes the quarterly report to investors filed as Exhibit 13 to the Quarterly Report on Form 10-Q for the three-month period ended March 31, 2023 of 1st Franklin Financial Corporation, filed with the Securities and Exchange Commission on May 15, 2023.